     STRATTON
     MONTHLY
     DIVIDEND
     SHARES, INC.

================================================================================




     SMDS

================================================================================

                             THIRD QUARTER REPORT
                               OCTOBER 31, 1996

DEAR SHAREHOLDER:

We are pleased to report that at the Shareholder's Meeting held on November 29, you overwhelmingly approved the change of investment concentration from utilities only to utilities and REITs. Of the approximately 64% of total shares that were voted, more than 95% approved the change in investment objective. We thank you for your positive response and believe that it serves the long-term best interest of the Fund to redirect our investment objective.

At the time of this writing, we have already raised our ownership in REITs to 45% of the Funds assets and lowered our ownership of electric utilities to 35%. We intend to raise the REITs position to substantially more than half the assets. The average yield on the REIT portfolio is 8.2%, which is satisfactory in meeting the current needs of our regular SMDS dividend payout.

You might be interested in knowing some of the characteristics of the REITs in our portfolio. They are Mid-Cap Companies, with the average market capitalization being $582 million. The group has had a historic dividend growth rate of between 7-8%. The portfolio of REITs is trading at ten times estimated funds from operations in 1997. FFO is comparable to earnings per share of an industrial company. By contrast, the S&P 500 is trading at about sixteen times 1997 estimates.

We expect to have a total of thirty REITs in our portfolio by the time the transition is complete; presently the portfolio is twenty-three. These companies are diversified among a number of sectors: hotel and lodging, commercial (including shopping centers and malls), apartments and healthcare are the major industry categories.

A great deal of concern is currently expressed about the high levels of the stock market and there is nervousness that these price levels are unsustainable. The REIT portfolio that we are building has very strong defensive characteristics, as represented by both a very high yield and a very low price earnings ratio compared to the general market. For the investor who is seeking high income and defensive characteristics, we believe REITs will meet those needs. SMDS should continue to provide its investors with a much higher than average current income and the ability to perform well in bear markets.

Again, we thank our shareholders for having supported a recommendation of management to make this shift in investment concentration. We believe you will be satisfied with the results coming from this shift. If you have questions, please feel free to call a Fund's Representative at 1-800-634-5726.

                                Sincerely yours,



         James W. Stratton                   Gerard E. Heffernan
               Chairman                               President

December 9, 1996

                                FUND HIGHLIGHTS

                                                                      OCTOBER 31,        JULY 31,
                                                                      -----------        --------
                                                                         1996               1996
                                                                      -----------        --------
         Total Net Assets..................................        $  100,888,737     $  104,227,337
         Net Asset Value Per Share.........................        $        25.79     $        25.20
         Shares Outstanding................................             3,912,574          4,136,563
         Number of Shareholders............................                 6,113              6,547
         Average Size Account..............................        $       16,504     $       15,920

================================================================================

PORTFOLIO CHANGES FOR THE QUARTER ENDED OCTOBER 31, 1996 (UNAUDITED)

MAJOR PURCHASES                              MAJOR SALES
Atlantic Energy, Inc./(1)/                   Central Hudson Gas & Electric Corp./(2)/
Consolidated Edison Co. of NY, Inc./(1)/     Colonial Properties Trust
Dominion Resources, Inc. VA/(1)/             Delmarva Power & Light Co.
Enova Corp.                                  Health Care REIT, Inc.
Houston Industries, Inc./(1)/                Liberty Property Ltd. 8.00% Cv.
Minnesota Power & Light Co.                      Sub. Debs. 07/01/01/(2)/
PECO Energy Co.                              Merry Land & Investment Co., Inc./(2)/
The Price Reit, Inc./(1)/                    National Health Investors, Inc.
Washington Water Power Co./(1)/              Orange & Rockland Utilities, Inc.
Western Resources, Inc./(1)/                 Puget Sound Power & Light Co.
                                             WPL Holdings, Inc./(2)/

/(1)/ New Holdings                           /(2)/ Eliminations

TEN LARGEST HOLDINGS OCTOBER 31, 1996 (UNAUDITED)

                                               MARKET     PERCENT
                                                VALUE      OF TNA
                                             -----------  --------
U.S. West Communications Group Delaware. ..  $ 5,163,750      5.1%
Nevada Power Co. ..........................    5,093,750      5.1
Rochester Gas & Electric Corp. ............    4,656,250      4.6
Health Care REIT, Inc. ....................    4,585,613      4.5
PECO Energy Co. ...........................    4,418,750      4.4
Consolidated Edison Co. of New York, Inc. .    4,387,500      4.3
National Health Investors, Inc. ...........    4,303,575      4.3
Minnesota Power & Light Co. ...............    4,237,500      4.2
Boston Edison Co. .........................    4,200,000      4.2
Eastern Utilities Associates. .............    4,031,250      4.0
                                             -----------     ----
                                             $45,077,938     44.7%
                                             ===========     ====

                 ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                   IN STRATTON MONTHLY DIVIDEND SHARES, INC.

     (With all Dividend Income and Capital Gains Distribution Reinvested)




                           [LINE GRAPH APPEARS HERE]



[GRAPH APPEARS HERE]
ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
  IN STRATTON MONTHLY DIVIDEND SHARES, INC.
(With all Dividend Income and Capital Gains Distribution Reinvested)

                            ----------------------------------------------------------------------------------------------------
        Initial Investment          9,354   10,808  10,667   11,795  14,604   16,320   13,181   12,824   12,861   12,084


     Reinvested Inc. Divs.          1,641    3,107   4,379    6,627  10,328   13,744   13,041   15,044   17,513   19,388


     Reinvested Cap. Gains

             Distributions           --       --      --       --      --        503    1,043    1,015    1,018      956
                            ----------------------------------------------------------------------------------------------------

               Total Value         10,995   13,915  15,046   18,422  24,932   30,567   27,265   28,883   31,392   32,428
                            ====================================================================================================
     If Divs. and Distrbs.
      We're taken in Cash:
          $ Amt. Div. Inc.            924      882   1,013    1,076   1,139    1,197    1,081    1,092    1,076    1,155

$ Amt. Cap. Gains Distrib.                    --      --       --      --        263      341     --       --       --
                            ----------------------------------------------------------------------------------------------------

                            ----------------------------------------------------------

        Initial Investment           14,609 15,701   15,060  13,039   14,383    13,538


     Reinvested Inc. Divs.           26,570 31,818   33,590  32,499   39,890    40,519


     Reinvested Cap. Gains

             Distributions            1,156  1,242    1,192   1,032    1,138     1,071
                            ----------------------------------------------------------


               Total Value           42,335 48,761   49,842  46,570   55,411    55,128
                            ==========================================================

     If Divs. and Distrbs.
      We're taken in Cash:            1,024  1,018    1,024   1,008    1,008       756   17,066 TOTAL DIV. INC.
          $ Amt. Div. Inc.             --     --       --      --       --          --      604 TOTAL CAP. GAINS
                            -----------------------------------------------------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

PERIOD ENDED                      AVERAGE ANNUAL                   AGGREGATE
  09/30/96                         TOTAL RETURN                  TOTAL RETURN
------------                      --------------                 ------------
   1 year                           +   3.98%                     +    3.98%
   5 year                           +   6.55                      +   37.30
  10 year                           +   6.50                      +   87.64
  15 year                           +  11.52                      +  412.91

---------------------------------------------------------------------------------------------------------------------
                           Stratton Monthly Dividend Shares                      Total Investment Return
       Period                       Per Share Data                        Dividends & Capital Gains Reinvested
---------------------------------------------------------------------------------------------------------------------
     Year Ended        Net Asset        Income         Capital Gains      Capital        Income          Total
     December 31         Value         Dividends       Distrubutions      Return         Return         Return
---------------------------------------------------------------------------------------------------------------------
 5/31/80 (inception)   $19.05              -                 -              -                -               -
---------------------------------------------------------------------------------------------------------------------
        1980            17.76           $0.985               -           -   6.8 %       +   5.2 %      -   1.6 %
---------------------------------------------------------------------------------------------------------------------
        1981            18.21            1.755               -           +   2.5         +  10.8        +  13.3
---------------------------------------------------------------------------------------------------------------------
        1982            20.06            1.67                -           +  10.2         +  10.5        +  20.7
---------------------------------------------------------------------------------------------------------------------
        1983            20.49            1.92                -           +   2.1         +   9.8        +  11.9
---------------------------------------------------------------------------------------------------------------------
        1984            22.42            2.04                -           +   9.4         +  11.8        +  21.2
---------------------------------------------------------------------------------------------------------------------
        1985            26.62            2.16                -           +  18.7         +  11.2        +  29.9
---------------------------------------------------------------------------------------------------------------------
        1986            29.21            2.28              $0.50         +   9.7         +  10.8        +  20.5
---------------------------------------------------------------------------------------------------------------------
        1987            23.44            2.09               0.65         -  19.8         +   8.4        -  11.4
---------------------------------------------------------------------------------------------------------------------
        1988            23.63            2.08                -           +   0.8         +   9.0        +   9.8
---------------------------------------------------------------------------------------------------------------------
        1989            25.88            2.05                -           +   9.5         +   9.3        +  18.8
---------------------------------------------------------------------------------------------------------------------
        1990            22.66            2.20                -           -  12.4         +   8.6        -   3.8
---------------------------------------------------------------------------------------------------------------------
        1991            28.31            1.95                -           +  24.9         +  10.2        +  35.1
---------------------------------------------------------------------------------------------------------------------
        1992            29.16            1.94                -           +   3.0         +   7.4        +  10.4
---------------------------------------------------------------------------------------------------------------------
        1993            29.17            1.95                -              -            +   6.6        +   6.6
---------------------------------------------------------------------------------------------------------------------
        1994            23.78            1.92                -              18.5         +   6.4        -  12.1
---------------------------------------------------------------------------------------------------------------------
        1995            27.19            1.92                -           +  14.3         +   9.1        +  23.4
---------------------------------------------------------------------------------------------------------------------

The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Monthly Dividend Shares, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS (UNAUDITED)               OCTOBER 31, 1996

                                                                               MARKET
 NUMBER OF                                                                     VALUE
  SHARES                     SECURITY                                         (NOTE 1)
-----------                  --------                                      -------------
             COMMON STOCKS - 86.7%

             REAL ESTATE COMMERCIAL - 12.0%
280,000      Crown American Realty Trust..............................  $     2,170,000
175,000      Excel Realty Trust, Inc..................................        3,828,125
166,000      IRT Property Co..........................................        1,597,750
339,000      Mid-America Realty Investments, Inc......................        3,178,125
 40,000      The Price Reit, Inc......................................        1,310,000
                                                                           ------------
                                                                             12,084,000
                                                                           ------------
             REAL ESTATE DIVERSIFIED - 4.3%
75,000       Colonial Properties Trust................................        1,987,500
50,000       EastGroup Properties, SBI................................        1,212,500
78,300       Town & Country Trust.....................................        1,135,350
                                                                           ------------
                                                                              4,335,350
                                                                           ------------
             REAL ESTATE HEALTH CARE - 9.7%
 50,000      Health & Retirement Properties Trust.....................          906,250
194,100      Health Care REIT, Inc....................................        4,585,613
123,400      National Health Investors, Inc...........................        4,303,575
                                                                           ------------
                                                                              9,795,438
                                                                           ------------
             TELECOMMUNICATIONS - 5.1%
170,000      U. S. West Communications Group Delaware.................        5,163,750
                                                                           ------------

             UTILITIES - 55.6%
225,000      Atlantic Energy, Inc.....................................        3,965,625
175,000      Boston Edison Co.........................................        4,200,000
150,000      Consolidated Edison Co. of New York, Inc.................        4,387,500
 50,000      Delmarva Power & Light Co................................          993,750
 75,000      Dominion Resources, Inc. VA..............................        2,831,250
250,000      Eastern Utilities Associates.............................        4,031,250
102,200      Enova Corp...............................................        2,299,500
110,000      Houston Industries, Inc..................................        2,516,250
150,000      Minnesota Power & Light Co...............................        4,237,500
250,000      Nevada Power Co..........................................        5,093,750
125,000      Ohio Edison Co...........................................        2,609,375
 35,300      Orange & Rockland Utilities, Inc.........................        1,239,912
175,000      PECO Energy Co...........................................        4,418,750
160,000      P P & L Resources, Inc...................................        3,740,000
 38,200      Puget Sound Power & Light Co.............................          845,175
250,000      Rochester Gas & Electric Corp............................        4,656,250
 83,400      Washington Water Power Co................................        1,595,025
 80,000      Western Resources, Inc...................................        2,400,000
                                                                           ------------
                                                                             56,060,862
                                                                           ------------
             Total Common Stocks (cost $90,986,335)...................       87,439,400
                                                                           ------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (UNAUDITED)                OCTOBER 31, 1996

                                                                                           MARKET
 NUMBER OF                                                                                 VALUE
  SHARES                                   SECURITY                                       (NOTE 1)
-----------                                --------                                    -------------
             PREFERRED STOCKS - 1.4%
   100,000   Psychiatric Group Preferred Depositary Shares.......................... $     1,425,000
                                                                                       -------------
               (each depositary share represents 1/10th of a share of
               American Health Properties Psychiatric Group Pfd. Stock)

             Total Preferred Stocks (cost $1,777,330)...............................       1,425,000
                                                                                       -------------

 PRINCIPAL
  AMOUNT
-----------
             CONVERTIBLE DEBENTURES - 5.3%

$  500,000   Dorchester Gas Corp. 8.50% Cv. Sub. Debs. 12/01/05 *...................         497,600
$2,659,000   Interstate/Johnson Lane, Inc. 7.75% Cv. Sub. Debs. 03/31/11............       2,492,813
$2,500,000   Mid-Atlantic Realty Trust 7.625% Cv. Sub. Debs. 09/15/03...............       2,381,250
                                                                                       -------------
             Total Convertible Debentures (cost $5,332,732).........................       5,371,663
                                                                                       -------------

             SHORT-TERM NOTES - 4.3%

$ 1,280,000  General Motors Acceptance Corp. 5.10% due 11/01/96.....................       1,280,000
$ 1,709,000  American Express Credit Corp. 5.25% due 11/04/96.......................       1,709,000
$ 1,338,000  General Electric Capital Corp. 5.35% due 11/05/96......................       1,338,000
                                                                                       -------------
             Total Short-Term Notes (cost $4,327,000)...............................       4,327,000
                                                                                       -------------

             TOTAL INVESTMENTS - 97.7% (COST $102,423,397)**........................      98,563,063

             CASH AND OTHER ASSETS, LESS LIABILITIES - 2.3%.........................       2,325,674
                                                                                       -------------
             NET ASSETS - 100.0%.................................................... $   100,888,737
                                                                                       =============

*  Fair value as determined by the Board of Directors.

** Aggregate cost for federal income tax purposes is $102,423,397; and net unrealized depreciation is as follows:

             Gross unrealized appreciation..........................................       2,404,994
             Gross unrealized depreciation..........................................      (6,265,328)
                                                                                       -------------
               Net unrealized depreciation.......................................... $    (3,860,334)
                                                                                       =============

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 31, 1996 (UNAUDITED)

ASSETS
   Investments in securities at market value (identified cost $102,423,397) (Note 1).. $    98,563,063
   Cash...............................................................................             567
   Dividends receivable...............................................................         916,831
   Interest receivable................................................................          61,874
   Receivable for investment securities sold..........................................       1,383,026
                                                                                        ---------------
       Total Assets...................................................................     100,925,361
                                                                                        ---------------

LIABILITIES
   Accrued expenses...................................................................          36,624
                                                                                        ---------------
       Total Liabilities..............................................................          36,624
                                                                                        ---------------

NET ASSETS
   Applicable to 3,912,574 shares; $1.00 par value; 10,000,000 shares authorized...... $   100,888,737
                                                                                        ===============

   Net asset value, offering and redemption price per share
      ($100,888,737 / 3,912,574 shares)............................................... $         25.79
                                                                                        ===============

SOURCE OF NET ASSETS
   Paid-in capital.................................................................... $   121,071,834
   Accumulated distributions in excess of net investment income.......................        (205,986)
   Accumulated net realized loss on investments.......................................     (16,116,777)
   Net unrealized depreciation of investments.........................................      (3,860,334)
                                                                                        ---------------
       Net Assets..................................................................... $   100,888,737
                                                                                        ===============

================================================================================
                            STATEMENT OF OPERATIONS
                  9 MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)

INCOME
  Dividends........................................................................... $     6,258,401
  Interest............................................................................         541,952
                                                                                        ---------------
     Total Income.....................................................................       6,800,353
                                                                                        ---------------

EXPENSES
  Advisory fees (Note 2)..............................................................         503,256
  Shareholder services fees (Note 2)..................................................         139,199
  Custodian fees (Note 2).............................................................          31,708
  Registration fees (Note 2)..........................................................          30,706
  Printing and postage fees...........................................................          24,666
  Directors' fees.....................................................................          22,759
  Administrative services fees (Note 2)...............................................          22,500
  Accounting/Pricing services fees (Note 2)...........................................          19,500
  Miscellaneous fees..................................................................          18,080
  Legal fees..........................................................................           9,984
  Taxes other than income taxes.......................................................           6,119
  Audit fees..........................................................................             700
     Total Expenses...................................................................         829,177
                                                                                        ---------------
       Net Investment Income..........................................................       5,971,176
                                                                                        ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON  INVESTMENTS
  Net realized gain on investments....................................................       1,739,277
  Net decrease in unrealized appreciation of investments..............................      (8,899,237)
                                                                                        ---------------
     Net loss on investments..........................................................      (7,159,960)
                                                                                        ---------------


       Net decrease in net assets resulting from operations........................... $    (1,188,784)
                                                                                        ===============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                     9 MONTHS
                                                                                       ENDED
                                                                                    OCTOBER 31,       YEAR ENDED
                                                                                       1996           JANUARY 31,
                                                                                    (UNAUDITED)          1996
                                                                                 ----------------   --------------
OPERATIONS
 Net investment income........................................................   $     5,971,176    $   9,610,334
 Net realized gain on investments.............................................         1,739,277        2,695,575
 Net increase (decrease) in unrealized appreciation of investments............        (8,899,237)       9,893,647
                                                                                 ----------------   --------------
   Net increase (decrease) in net assets resulting from operations............        (1,188,784)      22,199,556

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income ($1.39 and $1.89 per share,
  respectively................................................................        (5,971,176)      (9,700,521)
 Distributions in excess of net investment income ($.05 and $.03 per share,
  respectively................................................................          (205,986)        (133,355)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets derived from the net change in the number of
  outstanding shares (a)......................................................       (21,012,803)     (17,164,513)
                                                                                 ----------------   --------------
   Total Decrease in Net Assets...............................................       (28,378,749)      (4,793,833)

NET ASSETS AT THE BEGINNING OF THE PERIOD.....................................       129,267,486      134,066,319
                                                                                 ----------------   --------------

NET ASSETS AT THE END OF THE PERIOD
 (including distributions in excess of net investment income
  of $205,986 and $0, respectively)...........................................   $   100,888,737    $ 129,267,486
                                                                                 ================   ==============

(a) A summary of capital share transaction follows:

                                                              9 MONTHS ENDED
                                                             OCTOBER 31, 1996                     YEAR ENDED
                                                                (UNAUDITED)                    JANUARY 31, 1996
                                                   -------------------------------    -------------------------------
                                                      SHARES             VALUE           SHARES             VALUE
                                                   -------------      ------------    ------------      -------------
Shares issued.....................................      188,668      $  4,908,297         757,154      $  19,154,193
Shares reinvested from net investment income......      138,482         3,592,386         239,595          6,039,536
                                                   -------------      ------------    ------------      -------------
                                                        327,150         8,500,683         996,749         25,193,729
Shares redeemed...................................   (1,132,643)      (29,513,486)     (1,676,173)       (42,358,242)
                                                   -------------      ------------    ------------      -------------
  Net decrease....................................     (805,493)     $(21,012,803)       (679,424)     $ (17,164,513)
                                                   =============      ============    ============      =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
                         OCTOBER 31, 1996 (UNAUDITED)

NOTE 1. - Significant Accounting Policies. Stratton Monthly Dividend Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.
It will seek its objective through investment of at least 25% of assets in public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. Due to the inherent risk of any type of investment, however, there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the valuation date. Securities not listed or not traded are valued at the mean of the bid and ask price. Illiquid securities and other securities for which market valuations are not available are valued by or at the direction of the Board of Directors. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

  C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $17,856,000 of which $341,000 expires in 1999, $13,184,000 expires in 2003 and $4,331,000 expires in 2004.

  D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

  E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

  F. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes. The Fund has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the nine months ended October 31, 1996, the Fund paid advisory fees aggregating $503,256 to Stratton Management Company, (the"Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. FPS received fees of $139,199 for providing shareholder services, $22,500 for certain administrative services and $19,500 for accounting/pricing services during the nine months ended October 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fee to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

NOTE 3. - Purchases and sales of securities, excluding short-term notes, aggregated $39,405,283 and $62,187,520, respectively, for the nine months ended October 31, 1996.
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                   9 MONTHS
                                                     ENDED
                                                    10/31/96                       YEARS ENDED JANUARY 31,
                                                                 -------------------------------------------------------------
                                                  (UNAUDITED)        1996          1995        1994        1993        1992
                                                ------------     -----------    ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.....          $   27.40        $  24.84      $  28.69    $  29.91     $ 27.83     $ 23.02
                                                ------------     -----------    ----------  ----------  ----------  ----------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------
  Net investment income..................               1.39            1.88          1.94        1.87        1.94        1.97
  Net gains (loss) on securities
    (both realized and unrealized).......              (1.56)           2.60         (3.87)      (1.14)       2.08        4.79
                                                ------------     -----------    ----------  ----------  ----------  ----------
      Total from investment operations...              (0.17)           4.48         (1.93)       0.73        4.02        6.76
                                                ------------     -----------    ----------  ----------  ----------  ----------
  LESS DISTRIBUTIONS
  ------------------
  Dividends (from net investment
    income)..............................              (1.39)          (1.89)        (1.92)      (1.94)      (1.94)      (1.95)
  Distributions (in excess of net
    investment income)...................              (0.05)          (0.03)         0.00       (0.01)       0.00        0.00
                                                ------------     -----------    ----------  ----------  ----------  ----------
      Total distributions................              (1.44)          (1.92)        (1.92)      (1.95)      (1.94)      (1.95)
                                                ------------     -----------    ----------  ----------  ----------  ----------

Net Asset Value, End of Period...........          $   25.79        $  27.40      $  24.84    $  28.69     $ 29.91     $ 27.83
                                                ============     ===========    ==========  ==========  ==========  ==========
Total Return.............................              -0.51%  **      18.98%        -6.57%       2.22%      15.18%      30.55%


RATIOS/SUPPLEMENTAL DATA
------------------------
  Net assets, end of period (in 000's)...          $ 100,889        $129,267      $134,066    $165,798     $98,227     $45,566

  Ratio of expenses to average
    net assets...........................               1.01%  *        0.99%         1.08%       0.99%       1.10%       1.23%

  Ratio of net investment
    income to average net assets.........               7.25%  *        7.42%         7.71%       6.12%       6.74%       7.63%

  Portfolio turnover rate................              50.15%  *       53.30%        39.50%      19.15%      35.94%      43.55%

  Average commission rate paid...........          $  0.0496             N/A           N/A         N/A         N/A         N/A

______________
*   Annualized
**  Nine months only

                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION


MINIMUM INVESTMENT
------------------
The minimum amount for the initial purchase of shares of Stratton Monthly Dividend Shares is $2,000. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE
------------------
Shares of Stratton Monthly Dividend Shares may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Monthly Dividend Shares reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

INCOME DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------
Stratton Monthly Dividend Shares expects to make monthly distributions of all net investment income, and an annual distribution of any net realized capital gains.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------
Investors who either own or purchase shares of Stratton Monthly Dividend Shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

SHARE PRICE INFORMATION
-----------------------
The daily share price of Stratton Monthly Dividend Shares can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Dividend or Monthly Dividend. The Fund's stock ticker symbol is STMDX.

RETIREMENT PLANS
----------------
Stratton Monthly Dividend Shares' IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

GENERAL INFORMATION ON SMDS
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726


EXISTING SHAREHOLDER ACCOUNT SERVICES
-------------------------------------
Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephones: 610-239-4600 . 800-441-6580


INVESTMENT PORTFOLIO ACTIVITIES
-------------------------------
Questions regarding Stratton Monthly Dividend Shares' investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


ADDITIONAL PURCHASES ONLY to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


 This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Monthly Dividend Shares, Inc.

DIRECTORS                               OFFICERS

LYNNE M. CANNON                         JAMES W. STRATTON
                                        Chairman

JOHN J. LOMBARD, JR.                    GERARD E. HEFFERNAN
                                        President

HENRY A. RENTSCHLER                     JOHN A. AFFLECK
                                        JOANNE E. KUZMA
                                        FRANK H. REICHEL, III
MERRITT N. RHOAD, JR                    Vice President

ALEXANDER F. SMITH                      PATRICIA L. SLOAN
                                        Secretary and Treasurer

RICHARD W. STEVENS                      JAMES A. BEERS
                                        CAROL L. ROYCE
                                        Assistant Secretary
JAMES W. STRATTON                       Assistant Secretary


INVESTMENT ADVISOR                      TRANSFER AGENT AND DIVIDEND PAYING AGENT
STRATTON MANAGEMENT COMPANY             FPS SERVICES, INC.
Plymouth Meeting Executive Campus       3200 Horizon Drive, P.O. Box 61503
610 W, Germantown Pike, Suite 300       King of Prussia, PA 19406-0903
Plymouth Meeting, PA 19462-1050         Telephones: 610-239-4600 . 800-441-6580
Telephone: 610-941-0255

SMDS   STRATTON MONTHLY
       DIVIDEND SHARES, INC.